   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 10, 1999

                                                   REGISTRATION NO. 333-________
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                           __________________________
                                    FORM S-8
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                           __________________________

                     UNITED PARCEL SERVICE OF AMERICA, INC.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                                        95-1732075
(State or Other Jurisdiction of                      (I.R.S. Employer
Incorporation or Organization)                       Identification Number)


                           55 Glenlake Parkway, N.E.
                               Atlanta, GA  30328
          (Address of Principal Executive Offices, Including Zip Code)
                         ______________________________


                       UPS Qualified Stock Ownership Plan
                              and Trust Agreement
                           (Full title of the Plan)
                         ______________________________

           Jeffrey L. Schulte, Esq.                      Copy to:
       Morris, Manning & Martin, L.L.P.         Catherine B. Harrison, Esq
        1600 Atlanta Financial Center     United Parcel Service of America, Inc.
           3343 Peachtree Road, N.E.             55 Glenlake Parkway, N.E.
            Atlanta, Georgia  30326               Atlanta, Georgia  30328
                (404) 233-7000

         (Name and Address and Telephone Number, Including Area Code,
                             of Agent for Service.)
                        ________________________________

                        CALCULATION OF REGISTRATION FEE

===========================================================================================================
                                                  PROPOSED MAXIMUM    PROPOSED MAXIMUM
    TITLE OF SECURITIES          AMOUNT TO BE      OFFERING PRICE        AGGREGATE          AMOUNT OF
     TO BE REGISTERED           REGISTERED (1)        PER SHARE       OFFERING PRICE    REGISTRATION FEE (2)
-----------------------------------------------------------------------------------------------------------
Common Stock, $.10 par value        15,000,000          $40.00            $600,000,000         $166,800
 per share
===========================================================================================================

   ___________

     (1) In addition, pursuant to Rule 416(c) under the Securities Act of 1933, as amended, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.

     (2) Estimated pursuant to Rule 457(h) of the Securities Act of 1933, as amended, solely for the purpose of calculating the registration fee on the basis of the average of the high and low sales prices of the Registrant's Common Stock on February 9, 1999.

                                     PART I

              INFORMATION REQUIRED IN THE SECTION 10(A) PROSPECTUS

     The documents containing the information specified in Part I will be sent or given to employees and/or directors of United Parcel Service of America, Inc. (the "Company") as specified by Rule 428(b)(1) of the Securities Act of 1933, as amended (the "Securities Act"). In accordance with the instructions of Part I of Form S-8, such documents will not be filed with the Securities and Exchange Commission (the "Commission") either as part of this Registration Statement or as prospectuses or prospectus supplements pursuant to Rule 424 of the Securities Act. These documents and the documents incorporated by reference pursuant to
Item 3 of Part II of this Registration Statement, taken together, constitute the prospectus as required by Section 10(a) of the Securities Act.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.    INCORPORATION OF DOCUMENTS BY REFERENCE.

     The contents of the Registration Statement on Form S-8 (File No. 333-67479), filed by the Company on November 18, 1998, are hereby incorporated by reference into this Registration Statement.

     In addition, the following documents filed with the Commission are incorporated herein by reference:

     (a) The Company's Annual Report on Form 10-K for the year ended December 31, 1997;

     (b) The Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1998; and

     (c) The description of the Company's common stock, $.10 par value per share ("Common Stock") contained in Item 14 of the Company's Registration Statement on Form 10 dated April 1970, as updated by the Item 5 of the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

     All documents filed by the Company pursuant to Sections 13(a), 13(c), 14, or 15(d) of the Exchange Act subsequent to the date of this Registration Statement and prior to the termination of the offering of the shares of Common Stock offered hereby shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof.

ITEM 8.    EXHIBITS.

     The following exhibits are filed with or incorporated by reference into this Registration Statement pursuant to Item 601 of Regulation S-K:


            Exhibit No.                                Description
            -----------                                -----------

                3.1 The Company's Certificate of Incorporation, as Amended through May 15, 1987 (incorporated by reference to Exhibit 4(iv) to the Company's Registration Statement on Form S-8, Registration Number 19622)

               3.2 The Company's Bylaws, as Amended through February 26, 1998 (incorporated by reference to Exhibit 3(ii) to the Company's Current Report on Form 8-K filed with the Commission on March 4, 1998, Commission File Number 033-11378)

               4.1                   UPS Qualified Stock Ownership Plan and
                                     Trust Agreement

               23.1                  Consent of Deloitte & Touche LLP

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Act, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta, State of Georgia, on this the 10th day of February, 1999.


                                 UNITED PARCEL SERVICE OF AMERICA, INC.


                                 By:/s/ James P. Kelly
                                    ------------------
                                    JAMES P. KELLY
                                    Chairman of the Board and
                                    Chief Executive Officer


     Pursuant to the requirements of the Securities Act this Registration Statement has been signed by the following persons in the capacities and on the date indicated:



/s/ John W. Alden         Vice Chairman of the Board,       February 10, 1999
----------------------    Senior Vice President and
JOHN W. ALDEN             Director



----------------------    Director
WILLIAM H. BROWN, III


/s/ Robert J. Clanin      Senior Vice President,            February 10, 1999
----------------------    Treasurer and Director
ROBERT J. CLANIN          (Chief Financial and
                          Accounting Officer)


/s/ Michael L. Eskew      Senior Vice President             February 10, 1999
----------------------    and Director
MICHAEL L. ESKEW


/s/ James P. Kelly        Chairman of the Board             February 10, 1999
----------------------    and Director
JAMES P. KELLY            (Chief Executive Officer)


                          Director
----------------------
ANN M. LIVERMORE


                          Director
----------------------
GARY E. MacDOUGAL


/s/ Joseph R. Moderow     Senior Vice President, Secretary  February 10, 1999
----------------------    and Director
JOSEPH R. MODEROW

                                          (SIGNATURES CONTINUED ON PAGE 5 . . .)

------------------------  Director
KENT C. NELSON


------------------------  Director
VICTOR A. PELSON


------------------------  Director
JOHN W. ROGERS


/s/ Charles L. Schaffer   Senior Vice President             February 10, 1999
------------------------  and Director
CHARLES L. SCHAFFER       (Chief Operating Officer)


/s/ Lea N. Soupata        Senior Vice President             February 10, 1999
------------------------  and Director
LEA N. SOUPATA

------------------------  Director
ROBERT M. TEETER


/s/ Thomas H. Weidemeyer  Senior Vice President             February 10, 1999
------------------------  and Director
THOMAS H. WEIDEMEYER

                                 EXHIBIT INDEX
                                 -------------

                   EXHIBITS INCORPORATED HEREIN BY REFERENCE

                                                        Document with which
Designation              Description                   Exhibit Was Previously
 of Exhibit               of Exhibit                   Filed with Commission
-----------              -----------                   ----------------------

    3.1         The Company's Certificate of      Incorporated by reference to
                Incorporation, as Amended         Exhibit 4(iv) to the Company's
                through May 15, 1987              Registration Statement on Form
                                                  S-8, Registration Number 19622

    3.2         The Company's Bylaws, as Amended  Incorporated by reference to
                through February 26, 1998         Exhibit 3(ii) to the Company's
                                                  Current Report on Form 8-K
                                                  filed with the Commission on
                                                  March 4, 1998, Commission File
                                                  Number 033-11378

    4.1         UPS Qualified Stock Ownership     Incorporated by reference to
                Plan and Trust Agreement          Exhibit 4.1 to the Company's
                                                  Registration Statement on Form
                                                  S-8, filed with the Commission
                                                  on November 18, 1998,
                                                  Commission File Number 333-
                                                  67479

                            EXHIBITS FILED HEREWITH

   23.1         Consent of Deloitte & Touche LLP